UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 8, 2006
Commercial Bancshares, Inc.
(Exact name of registrant as specified in its charter)

Ohio	000-27894	34-1787239

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

118 S. Sandusky Avenue, Upper Sandusky, Ohio	43351

(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code:	(419) 294-5781
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.
SIGNATURES

Item 5.02.	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On February 8, 2006, Hazel D. Franks informed the Board of Directors of Commercial Bancshares, Inc. of her intention not to stand for reelection to the Board of Directors effective at the Annual Meeting of Shareholders to be held on April 12, 2006. Her term will end at that meeting.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Commercial Bancshares, Inc.
Date: February 14, 2006	By:	/s/ Bruce J. Beck
Bruce J. Beck
Senior Vice President and Corporate Secretary